ADDITIONAL TERM-B LOAN COMMITMENT ADDENDUM


                                                              March 9, 2000


DLJ Capital Funding, Inc.,
 as Syndication Agent
277 Park Avenue
New York, New York 10172

                  -and-

Bank of America N.A.,
  as Administrative Agent
100 North Tyron Street
NC1-007-13-06
Charlotte, North Carolina 28255

                              BRAND SERVICES, INC.
                              --------------------


Gentlemen and Ladies:

         This Additional Term-B Loan Commitment Addendum is delivered to you pursuant to Section 5.3.3 of the Amended and Restated Credit Agreement, dated as of March 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Brand Services, Inc. (formerly known as "Brand Scaffold Services, Inc."), a Delaware corporation (the "Borrower"), various financial institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as syndication agent (the "Syndication Agent"), and Bank of America N.A. (formerly known as Bank of America National Trust and Savings Association), as issuer (the "Issuer"), swing line lender (the "Swing Line Lender"), and as administrative agent (the "Administrative Agent") for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests, and each Lender signatory hereto hereby severally (in proportion to its Percentage of Additional Term-B Loans as set forth in Schedule II hereto) commits to make to the Borrower, on March 15, 2000 (the "Delayed Draw Date"), Additional Term-B Loans in the aggregate principal amount of $5,000,000 as LIBO Rate Loans which shall accrue interest on the unpaid principal amount thereof and with amortization installments thereunder and a Stated Maturity Date therefor as set forth on
Schedule I hereto. After giving effect to the Borrowing of Additional Term-B Loans on and as of the Delayed Draw Date, each Lender's Percentage for the purposes of the Credit Agreement will be as set forth opposite such Lender's name on Schedule II hereto.

         The parties hereto hereby agree that the Additional Term-B Loans referred to herein constitute Additional Term-B Loans referred to in the Credit Agreement and shall be subject to, and governed by, and each party hereto agrees to be bound by, the Credit Agreement with respect to the Additional Term-B Loans in all respects, in each case as if such party were a signatory to the Credit Agreement in its respective capacity.

         This Additional Term-B Loan Commitment Addendum shall be deemed to constitute the Borrowing Request required to be delivered by the Borrower to the Administrative Agent pursuant to Section 2.3.1 of the Credit Agreement in connection with the Borrowing of Additional Term-B Loans.

         The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Additional Term-B Loan Commitment Addendum and the acceptance by the Borrower of the proceeds of the Additional Term-B Loans requested hereby constitutes a representation and warranty by the Borrower that, on the Delayed Draw Date, and before and after giving effect to the Borrowing of Additional Term-B Loan requested hereby and to the application of the proceeds therefrom, all statements set forth in clauses (a) and (c) of
Section 5.2.1 of the Credit Agreement are true and correct in all material respects.

         The Borrower agrees that if prior to the time of the Borrowing of Additional Term-B Loans requested hereby, any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing of Additional Term-B Loans requested hereby, the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

         The Borrower hereby requests that the proceeds of the Borrowing of Additional Term-B Loans be delivered to the account of the Borrower referenced in wire instructions previously delivered by the Borrower to the Administrative Agent.

         This Additional Term-B Loan Commitment Addendum may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         THIS ADDITIONAL TERM-B LOAN COMMITMENT ADDENDUM SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         In WITNESS WHEREOF, the parties hereto have caused this Additional Term-B Loan Commitment Addendum to be executed and delivered, and the certification and warranties contained herein to be made, by their respective duly Authorized Officers.


                                            BRAND SERVICES, INC.
                                            (formerly known as
                                            "Brand Scaffold Services, Inc.")



                                            By:
                                               ------------------------------
                                               Name:
                                               Title:




                                            DLJ CAPITAL FUNDING, INC.,
                                              as Lender


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:




Acknowledged this ___ day of
 March, 2000

DLJ CAPITAL FUNDING, INC.,
  as Syndication Agent


By:
   ------------------------------
   Name:
   Title:


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
  as Administrative Agent


By:
   ------------------------------
   Name:
   Title:

                                                                      SCHEDULE I


I.     TERM-B LOAN COMMITMENT AMOUNT:
       -----------------------------

            $5,000,000


II.    INTEREST RATE:
       -------------

       The Borrower shall pay interest on the unpaid principal amount of Additional Term-B Loans in accordance with Section 3.2 of the Credit Agreement. The Applicable Margin with respect to the unpaid principal amount of each Additional Term-B Loan maintained as a (i) Base Rate Loan, shall be 2.75% per annum and (ii) LIBO Rate Loan shall be 3.75% per annum.

III.   AMORTIZATION:
       ------------

       On the Stated Maturity Date for Additional Term-B Loans set forth below, and on each Quarterly Payment Date set forth below or occurring during any period set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Additional Term- B Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date or period, as applicable (as such amounts may have otherwise been reduced pursuant to the Credit Agreement):


             Additional Term-B                         Scheduled
           Quarternly Payment Date                Principal Repayment
           -----------------------                -------------------
               March 31, 2000                           $12,500
               June 30, 2000                            $12,500
             September 30, 2000                         $12,500
             December 31, 2000                          $12,500

               March 31, 2001                           $12,500
               June 30, 2001                            $12,500
             September 30, 2001                         $12,500
             December 31, 2001                          $12,500

               March 31, 2002                           $12,500
               June 30, 2002                            $12,500
             September 30, 2002                         $12,500
             December 31, 2002                          $12,500

               March 31, 2003                     $1,616,666.66
               June 30, 2003                      $1,616,666.66
             September 30, 2003                   $1,616,666.68

                        TOTAL:                   USD $5,000,000


IV.    STATED MATURITY DATE:
       --------------------

                September 30, 2003


V.     TERM-B LOAN COMMITMENT TERMINATION DATE:
       ---------------------------------------

                March 15, 2000


                                                                                                        SCHEDULE II

                                                    LENDERS' PERCENTAGES
                                                    --------------------
                                                                                                                  (table continued)

                                                                                                                        Percentage
                                     Percentage                                                                         Allocation
                                     Allocation             Dollar            Percentage                                    of
                                         of              Allocation of        Allocation             Dollar             Additional
                                     Revolving             Revolving           of Term-A          Allocation of           Term-B
                                       Loans                 Loans               Loans            Term-A Loans            Loans
                                       -----                 -----               -----            ------------            -----
Bank Leumi Trust Co. of NY              5.6%              $1,666,667             5.7%              $1,344,778               0%
Bank of America N.A.                   17.3%              $5,199,717             17.0%             $3,994,666               0%
Bank of America N.A.                   11.6%              $3,466,950             3.2%                $757,444               0%
City National Bank                     11.1%              $3,333,333             11.1%             $2,611,111               0%
Comerica Bank                          11.1%              $3,333,333             11.1%             $2,611,111               0%
DLJ Capital Funding, Inc.               5.6%              $1,666,667             5.7%              $1,344,778              100%
LaSalle National Bank                  16.7%              $5,000,000             16.7%             $3,916,667               0%
The Provident Bank                     15.6%              $4,666,667             15.6%             $3,655,556               0%
Orix USA Corporation                     0%                       $0             8.3%              $1,958,333               0%
VanKampen America Capital               5.6%              $1,666,667             5.6%              $1,305,556               0%
TOTAL                                   100%             $30,000,000.00          100%             $23,500,000.00           100%






(table continued)
                                                                     SCHEDULE II

                              LENDERS' PERCENTAGES
                              --------------------




                                       Dollar
                                    Allocation of
                                     Additional
                                    Term-B Loans                TOTAL
                                    ------------                -----
Bank Leumi Trust Co. of NY                  $0               $3,011,445
Bank of America N.A.                        $0               $9,194,383
Bank of America N.A.                        $0               $4,224,394
City National Bank                          $0               $5,944,445
Comerica Bank                               $0               $5,944,445
DLJ Capital Funding, Inc.           $5,000,000               $8,011,445
LaSalle National Bank                       $0               $8,916,667
The Provident Bank                          $0               $8,322,223
Orix USA Corporation                        $0               $1,958,333
VanKampen America Capital                   $0               $2,972,222
TOTAL                               $5,000,000.00           $58,500,000.00

